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                                    UNITED STATES

                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K


 Current Report Pursuant to Section 13 or 15 (d) of the Securities and Exchange
                                    Act of 1934



                            Date of Report: May 11, 1998

                                NORD PACIFIC LIMITED
               (Exact name of registrant as specified in its charter)

             Bermuda                    000-19182              N/A
          --------------              -------------         ---------
          (State or other           (Commission File      (IRS Employer
         jurisdiction of               Number)          Identification
         incorporation or                                    Number)
          organization)


                               22 Church Street
                            Hamilton HE 11 Bermuda               N/A
                          --------------------------          ---------
                  Address of Principal executive offices)     (Zip Code)


         Registrant's telephone number, including area code:  (441) 282-2363

                                         N/A
                                      ---------
(Former name, former address, and former fiscal year, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


        (b) On May 8, 1998 Nord Pacific Limited (the "Company") engaged KPMG Peat Marwick LLP, Independent Certified Public Accountants, as its principal accountant to audit the Company's financial statements.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits required to be filed by Item 6.01 of Regulation S-K

            None

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORD PACIFIC LIMITED

                                            /s/ Ray W. Jenner
                                            -----------------
Date:  May 11, 1998                            Ray W. Jenner
                                         Chief Financial Officer